U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
       Date of Report (Date of earliest event reported): NOVEMBER 22, 2004


                     SUMMIT ENVIRONMENTAL CORPORATION, INC.
             (Exact name of registrant as specified in its charter)


             Texas                     333-48659                 73-1537206
             -----                     ---------                 ----------
           (state of           (Commission File Number)        (IRS Employer
        incorporation)                                          I.D. Number)


                              133 East Tyler Street
                               Longview, TX 75601
                                  800-522-7841
              ----------------------------------------------------
             (Address and telephone number of registrant's principal
               executive offices and principal place of business)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On November 22, 2004 Summit Environmental Corporation, Inc. ("Summit") received a letter, dated November 18, 2004, from Lane Gorman Trubitt, L.L.P. of Dallas, Texas, the principal independent registered public accountants of Summit, in which the accountants resigned. Lane Gorman Trubitt, L.L.P. had been engaged as Summit's principal independent registered public accountants since December 17, 1998, when it replaced Hogan & Slovacek of Oklahoma City, Oklahoma as Summit's principal independent registered public accountants. See Summit's Form 8-K filed with the Commission on December 18, 1998 (Commission File No. 333-48659).

         The reports of Lane Gorman Trubitt, L.L.P. on the financial statements of Summit for its fiscal years ended December 31, 2002 and 2003 contained no adverse opinion or disclaimer of opinion, and, other than raising substantial doubt about Summit's ability to continue as a going concern for the fiscal year ended December 31, 2003, was not otherwise qualified or modified as to uncertainty, audit scope, or accounting principles during the period of its engagement (December 17, 1998) to November 18, 2004, the date of resignation.

         During the past two years or interim periods prior to November 18, 2004, there were no disagreements between Summit and Lane Gorman Trubitt, L.L.P. whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Lane Gorman Trubitt, L.L.P., would have caused them to make reference to the subject matter of the disagreements in their reports on the financial statements.

         Summit provided Lane Gorman Trubitt, L.L.P. with a copy of the disclosures it makes in this Form 8-K and requested Lane Gorman Trubitt to furnish a letter addressed to the Commission stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. Such a letter is filed as an exhibit to this Form 8-K.

         The Board of Directors of Summit has not engaged new principal independent accountants. A Form 8-K will be filed when new principal independent accountants are engaged.

ITEM  9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      FINANCIAL STATEMENTS.

         None

(b)      EXHIBITS

The following exhibits are filed, by incorporation by reference as part of this Form 8-K:

         Exhibit No.                       Description
         ----------                        -----------

          16 Letter of December 18, 1998 of Hogan & Slovacek agreeing with the statements made in the Form 8-K filed on December 18, 1998 by Summit Environmental Corporation, Inc., concerning Summit's change of principal independent accountants.*


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

          16.1 Letter of November 24, 2004 of Lane Gorman Trubitt, L.L.P. agreeing with the statements made in this Form 8-K by Summit Environmental Corporation, Inc., concerning Summit's change of principal independent accountants.

          * Previously filed by Summit Environmental Corporation Inc. on December 18, 1998, Commission File No. 333-48659; incorporated herein by reference.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 24, 2004             Summit Environmental Corporation, Inc.


                                     By /s/ B. Keith Parker
                                        ----------------------------------------
                                        B. Keith Parker, Chief Executive Officer


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

                     SUMMIT ENVIRONMENTAL CORPORATION, INC.
                          Commission File No. 333-48659

                                  EXHIBIT INDEX

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
       Date of Report (Date of earliest event reported): NOVEMBER 22, 2004


         The following exhibits are filed, by incorporation by reference, as part of this Form 8-K:

      Exhibit No.                        Description
      -----------                        -----------

         The following exhibits are filed, by incorporation by reference as part of this Form 8-K:

          16 Letter of December 18, 1998 of Hogan & Slovacek agreeing with the statements made in the Form 8-K filed on December 18, 1998 by Summit Environmental Corporation, Inc., concerning Summit's change of principal independent accountants.*

          16.1 Letter of November 24, 2004 of Lane Gorman Trubitt, L.L.P. agreeing with the statements made in this Form 8-K by Summit Environmental Corporation, Inc., concerning Summit's change of principal independent accountants.

          * Previously filed by Summit Environmental Corporation Inc. on December 18, 1998, Commission File No. 333-48659; incorporated herein by reference.



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